Exhibit 99.906

Certification Pursuant to Section 906 of the
Sarbanes-Oxley Act

I, William S. Berno, Principal Executive Officer of the
Aegis Value Fund, Inc. (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 6, 2004

/s/ William S. Berno
William s. Berno, Principal Executive Officer

Certification Pursuant to Section 906 of the
Sarbanes-Oxley Act

I, Scott L. Barbee, Principal Financial Officer of the
Aegis Value Fund, Inc.(the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 6, 2004

/s/ Scott L. Barbee
Scott L. Barbee, Principal Financial Officer